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                                                                     EXHIBIT 4.1

COMMON STOCK                                                      COMMON STOCK
WSSI NUMBER                                                          SHARES

                                                                ----------------

INCORPORATED UNDER THE                                 SEE REVERSE FOR CERTAIN
  LAWS OF DELAWARE                                  DEFINITIONS AND RESTRICTIONS

                               WebSideStory, Inc.
                                                              CUSIP

THIS CERTIFIES THAT:



IS THE HOLDER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE, OF

                               WEBSIDESTORY, INC.
         -------------------------------------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Michael S. Christian                                 /s/ Jeffrey W. Lunsford
------------------------                                 -----------------------
SECRETARY                       [CORPORATE SEAL]         CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
                      U.S. STOCK TRANSFER CORPORATION    TRANSFER AGENT
                                                         AND REGISTRAR



                                                         AUTHORIZED SIGNATURE

                                     [LOGO]

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series



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thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-  as tenants in common
     TEN ENT-  as tenants by the entireties
      JT TEN-  as joint tenants with
               right of survivorship and
               not as tenants in common


UNIF GIFT MIN ACT-                       CUSTODIAN
                   ---------------------           --------------------------
                          (CUST)                              (MINOR)

                         under Uniform Gifts to Minors

                         Act
                             ------------------------------------------------
                                                  (State)

UNIF TRF MIN ACT-                        Custodian (until age      )
                  ----------------------                      ----
                         (Cust)


                                 under Uniform Transfer to Minors Act
                  -------------                                       ----------
                     (Minor)                                            (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                     hereby sell, assign and transfer unto
                    -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFY NUMBER OF ASSIGNEE


---------------------------------------


-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

---------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
                                   ------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:                                  x
      -------------------------------     --------------------------------------

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                                 X_____________________________________________
                                  NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:    By ________________________________________________
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     Keep this certificate in a safe place. If it is lost, stolen, or destroyed the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.